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Exhibit 24.1

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Theodore Deikel and Michael P. Sherman and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of (i) the Fingerhut Corporation Profit Sharing and 401(k) Savings Plan, (ii) the Fingerhut Corporation Fixed Contribution Retirement Plan,
(iii) the Fingerhut Retirement Plan, (iv) the TDI Bargaining Unit Retirement Plan and (v) the Figi's Inc. Profit Sharing and 401(k) Savings Plan (the "Plans"), with respect to shares of Common Stock of Fingerhut Companies, Inc. to be issued under the Plans and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorneys-in-fact and agents, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitutes for such attorneys-in-fact and agents, duly lawfully do or cause to be done by virtue hereof.


               Signature                                    Date
               ---------                                    ----


By  /s/ Wendell S. Anderson                       Dated:  February 5, 1998
   -----------------------------------------             -------------
     Wendell S. Anderson
     Director

By                                                Dated:              , 1998
   -----------------------------------------             -------------
     Edwin C. Gage
     Director

By  /s/ Stanley S. Hubbard                        Dated:  February 5, 1998
   -----------------------------------------             -------------
     Stanley S. Hubbard
     Director

By  /s/ Kenneth A. Macke                          Dated:  January 30, 1998
   -----------------------------------------             -------------
     Kenneth A. Macke
     Director

By                                                Dated:              , 1998
   -----------------------------------------             -------------
     Dudley C. Mecum
     Director

By  /s/ John M. Morrison                          Dated:  February 5, 1998
   -----------------------------------------             -------------
     John M. Morrison
     Director

By   /s/ Christina L. Shea                        Dated:  February 1, 1998
   -----------------------------------------             -------------
     Christina L. Shea
     Director